Exhibit 99.1

Gores Holdings V’s Business Combination with Ardagh Metal Packaging Expected to Close August 4, 2021

BOULDER, Colo. – August 2, 2021 – Gores Holdings V, Inc. (Nasdaq: GRSV, GRSVU, and GRSVW) today announced that, following the anticipated receipt of stockholder approval at its Special Meeting of Stockholders scheduled for August 3, 2021, it expects to close its previously announced business combination with Ardagh Metal Packaging S.A. (“AMP”) on August 4, 2021. In the business combination, Gores Holdings V will merge with a subsidiary of AMP, a global leader in the supply of sustainable and infinitely-recyclable beverage cans, and AMP will become a publicly traded company.

About Gores Holdings V, Inc.

Gores Holdings V is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings V completed its initial public offering in August 2020, raising approximately $525 million in cash proceeds. Gores’ strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years. To date, Alec Gores and affiliates of The Gores Group have announced or closed eight business combinations representing $38 billion in transaction value which include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), Matterport (Gores Holdings VI, Inc.), Ardagh Metal Packaging (pending; Gores Holdings V, Inc.), and Sonder (pending; Gores Metropoulos II, Inc.).

About Ardagh Group S.A. and Ardagh Metal Packaging

Ardagh Group is a global supplier of infinitely recyclable metal and glass packaging for brand owners around the world. Ardagh operates 57 metal and glass production facilities in 12 countries, employing over 16,000 people with sales of approximately $7bn. Ardagh Metal Packaging is a leading supplier of sustainable and infinitely recyclable beverage cans globally. Ardagh Metal Packaging operates 23 production facilities in the Americas and Europe, employs approximately 4,900 people and recorded revenues of $3.5 billion in 2020.

Contact Information

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding Ardagh Group S.A. or Ardagh Metal Packaging, please contact:

Investors

John Sheehan

Ardagh Group

john.sheehan@ardaghgroup.com

Media

Pat Walsh

Murray Group

pwalsh@murraygroup.ie

+353 87 2269345 / +1 646 776 5918

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions contemplated by the business combination agreement, (i) AMP has filed a registration statement on Form F-4 with the Securities and Exchange Commission (the “SEC”), which the SEC has declared effective, constituting a prospectus of AMP and including a proxy statement of Gores Holdings V, Inc. (the “Company”) (the “Registration Statement”) and (ii) the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”) in connection with the proposed business combination contemplated by the business combination agreement and mailed the proxy statement/prospectus and other relevant documents to its stockholders. The proxy statement/prospectus contains important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination contemplated by the business combination agreement and other matters. Before making any voting or other investment decision, investors and security holders of the Company are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the Company, AMP and the proposed business combination.

Investors and security holders can obtain free copies of the Registration Statement and the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by the Company or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

This document is not a solicitation of a proxy from any investor or securityholder. Ardagh Group S.A. (“AGSA”), the Company and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, and information about AGSA’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus regarding the proposed business combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including the anticipated timing of the proposed business combination, the services or products offered by AMP and the markets in which AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s or the AGSA’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the Company’s stockholders; (iv) the effect of the announcement or pendency of the proposed business combination on AGSA’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of AGSA or AMP and potential difficulties in AGSA or AMP employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against the Company or AGSA related to the proposed business combination; (vii) the ability to maintain, prior to the closing of the proposed business combination, the listing of the Company’s securities on the NASDAQ Stock Market, and, following the closing of the proposed business combination, AMP’s shares on the New York Stock Exchange; (viii) the price of the Company’s securities prior to the closing of the proposed business combination, and AMP’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Definitive Proxy Statement, including those under “Risk Factors” therein, and other documents filed by the Company, AGSA or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, AGSA and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, AGSA or AMP gives any assurance that either the Company or AMP will achieve its expectations.

No Offer or Solicitation

This document includes information related to the proposed business combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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